Exhibit o under Form N-1A
                                         Exhibit 24 under Item 601/Reg. S-K

                             POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Riggs Funds and the Deputy General Counsel of Federated Investors, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/John F. Donahue                  Chairman and Trustee          June 1, 2001
---------------------------------
John F. Donahue                       (Chief Executive Officer)



/s/Peter J. Germain                 President                     June 1, 2001
---------------------------------
Peter J. Germain



/s/J. Christopher Donahue           Executive Vice President      June 1, 2001
---------------------------------
J. Christopher Donahue                and Trustee


/s/Richard J. Thomas                Treasurer
---------------------------------
Richard J. Thomas                     (Principal Financial and    June 1, 2001
                                      Accounting Officer)


/s/Thomas G. Bigley                 Trustee                       June 1, 2001
---------------------------------
Thomas G. Bigley



/s/John T. Conroy, Jr.              Trustee                       June 1, 2001
---------------------------------
John T. Conroy, Jr.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----



/s/Nicholas P. Constantakis         Trustee                       June 1, 2001
---------------------------------
Nicholas P. Constantakis



/s/John F. Cunningham               Trustee                       June 1, 2001
---------------------------------
John F. Cunningham



/s/Lawrence D. Ellis, M.D.          Trustee                       June 1, 2001
---------------------------------
Lawrence D. Ellis, M.D.



/s/Peter E. Madden                  Trustee                       June 1, 2001
---------------------------------
Peter E. Madden



/s/Charles F. Mansfield, Jr.        Trustee                       June 1, 2001
---------------------------------
Charles F. Mansfield, Jr.



/s/John E. Murray, Jr.              Trustee                       June 1, 2001
---------------------------------
John E. Murray, Jr.



/s/Marjorie P. Smuts                Trustee                       June 1, 2001
---------------------------------
Marjorie P. Smuts



/s/John S. Walsh                    Trustee                       June 1, 2001
---------------------------------
John S. Walsh




Sworn to and subscribed before me this 1st day of June, 2000



/s/ Janice L. Vandenberg
---------------------------------
Janice L. Vandenberg